UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: October 26, 2018

(Date of earliest event reported)

Enservco Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South Cherry Street, Suite 1000

Denver, Colorado 80246

(Address of principal executive offices) (Zip Code)

(303) 333-3678

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On October 26, 2018, Enservco Corporation, a Delaware corporation (the “Company”) entered into a Membership Interest Purchase Agreement (the “Agreement”) with Adler Hot Oil Holdings, LLC, a Delaware limited liability company (the “Seller”), pursuant to which the Company acquired all of the outstanding membership interests of Adler Hot Oil Service, LLC, a Delaware limited liability company (“Adler”) for an aggregate purchase price of $12.5 million, subject to customary purchase price adjustments (the “Transaction”). Certain former members of Adler are also parties to the Agreement. Adler is a national provider of frac water heating and hot oiling services, whose assets consist primarily of vehicles and equipment, with a complementary base of customers in several oil and gas producing basins where the Company operates.

The consideration paid or to be paid by the Company under the Agreement includes: (i) $3.7 million in cash paid to or for the benefit of the Seller at the closing; (ii) a subordinated promissory note issued to the Seller in the principal amount of $4.8 million, plus interest accrued thereon (the “Seller Subordinated Note”), as further discussed below; (iii) retirement by the Company of $2.5 million in indebtedness of Adler; (iv) an earn-out payment of up to $1.0 million in cash payable to the Seller, the actual amount of which is subject to the Company’s satisfaction of certain EBITDA-related performance conditions during 2019; and (v) $1.0 million in cash held by the Company and payable to the Seller on the 18 month anniversary of October 26, 2018, subject to offset by the Company for any indemnification obligations owed by the Seller or certain former members of Adler under the Agreement.

The Agreement contains customary representations, warranties, and covenants of the Company, the Seller, and certain former members of Adler. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K (this “Form 8-K”) and incorporated by reference. The Agreement is filed herewith to provide readers with information regarding its terms. It is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Agreement were made as of the date of the Agreement only and are in certain instances qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Agreement. Moreover, certain representations and warranties in the Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, readers should not rely on the representations and warranties in the Agreement as characterizations of the actual statements of fact about the parties.

Seller Subordinated Note

In connection with the Transaction and pursuant to the terms of the Agreement, on October 26, 2018, the Company issued to the Seller the Seller Subordinated Note in the original principal amount of $4.8 million, and unpaid amounts thereunder bear simple interest at a rate of 8% per annum (or 11% while any default is continuing). The Company is required to make principal payments on November 30, 2018 of $800,000, on February 28, 2019 of $200,000, and on the final maturity date of the Seller Subordinated Note of March 31, 2019 of all remaining outstanding principal and interest. The Company may prepay the Seller Subordinated Note in whole or in part, without penalty or premium, at any time prior to its maturity date. The Seller Subordinated Note is guaranteed by the Company’s subsidiaries and secured by a junior security interest in substantially all assets of the Company and its subsidiaries. The Seller Subordinated Note is subject to a subordination agreement by and among the Company, the Seller, and East West Bank, a California state-chartered banking corporation (“East West Bank”).

The foregoing description of the Seller Subordinated Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Seller Subordinated Note, which is attached as Exhibit 10.1 to this Form 8-K and is incorporated by reference.

Second Amendment to Loan and Security Agreement and Consent

In connection with the Transaction, on October 26, 2018, the Company and East West Bank entered into a Second Amendment to Loan and Security Agreement and Consent (the “Second Amendment to LSA”), which amends the Loan and Security Agreement dated August 10, 2017 by and between the Company and East West Bank (the “Loan Agreement”). Pursuant to the Second Amendment to LSA, East West Bank consented to the Transaction and increased the maximum borrowing limit of the senior secured revolving credit facility provided to the Company under the Loan Agreement to $37.0 million. Proceeds of $6.2 million from the increased senior secured revolving credit facility were used in the Transaction to make the cash payments at closing and retire the indebtedness of Adler.

On October 26, 2018, in connection with the Second Amendment to LSA, Adler entered into a Joinder Agreement, pursuant to which Adler was joined as a party to the Loan Agreement.

The foregoing description of the Second Amendment to LSA does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment to LSA, which is attached as Exhibit 10.2 to this Form 8-K and is incorporated by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in Item 1.01 of this Form 8-K is incorporated herein by reference. Such description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 2.1 to this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Form 8-K is incorporated herein by reference. Such descriptions of the Agreement, Seller Subordinated Note, and Second Amendment to LSA do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are attached as Exhibits 2.1, 10.1, and 10.2 to this Form 8-K.

Item 7.01 Regulation FD Disclosure

On October 29, 2018, the Company issued a press release announcing the execution of the Agreement and the consummation of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Any financial statements required by this item will be filed by the Company by amendment to this Form 8-K not later than 71 days after the date on which this Form 8-K was required to be filed.

(b) Pro forma financial information.

Any pro forma financial information required by this item will be filed by the Company by amendment to this Form 8-K not later than 71 days after the date on which this Form 8-K was required to be filed.

(d) Exhibits

Exhibit No.		Description

2.1		Membership Interest Purchase Agreement dated October 26, 2018, by and among the Company, the Seller, Adler, Spell Capital Mezzanine Partners SBIC, LP, Aldine Capital Fund II, L.P., Aldine SBIC Fund , L.P., EXMARQ Capital Partners, Inc., and United Insurance Company of America(1)
10.1		Seller Subordinated Note dated October 26, 2018, issued to the Seller by the Company
10.2		Second Amendment to LSA dated October 26, 2018, by and between the Company and East West Bank
99.1		Press Release dated October 29, 2018

	(1)	Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSERVCO CORPORATION

Date: November 1, 2018	By:	/s/ Ian Dickinson
Ian Dickinson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.		Description

2.1		Membership Interest Purchase Agreement dated October 26, 2018, by and among the Company, the Seller, Adler, Spell Capital Mezzanine Partners SBIC, LP, Aldine Capital Fund II, L.P., Aldine SBIC Fund , L.P., EXMARQ Capital Partners, Inc., and United Insurance Company of America(1)
10.1		Seller Subordinated Note dated October 26, 2018, issued to the Seller by the Company
10.2		Second Amendment to LSA dated October 26, 2018, by and between the Company and East West Bank
99.1		Press Release dated October 29, 2018

	(1)	Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the Securities and Exchange Commission upon request.